UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          SCHEDULE 14A
             Information Required in Proxy Statement
                    SCHEDULE 14A INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|  | Preliminary Proxy Statement

| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

|  | Definitive Additional Materials

|  | Soliciting Material Under Rule 14a-12.

            TWIN FACES EAST ENTERTAINMENT CORPORATION
        (Name of Registrant as Specified in Its Charter)





  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

     Payment of Filing Fee (Check the appropriate box):
|X|  No fee required.

|   |     Fee computed on table below per Exchange Act Rules 14a-
6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

|  | Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     _____________________________________________

     (2)  Form, Schedule or Registration Statement No.:

     _____________________________________________

     (3)  Filing Party:

     _____________________________________________

     (4)  Date Filed:

     _____________________________________________

                         TWIN FACES EAST
                   ENTERTAINMENT CORPORATION.
                      94 Arthur Hills Court
                       Henderson, NV 89074
                         (702) 617-8832

Dear Twin Faces East Entertainment Corporation:

      You are cordially invited to attend the Annual meeting of shareholders of Twin Faces East Entertainment Corporation, a Nevada corporation, ("Twin Faces") to be held on January 31, 2003, at 9:00 a.m., local time, at The Conference Room, Suite 115
- 1850 E. Flamingo Road, Las Vegas, Nevada 89119. At the Annual meeting, you will be asked to consider and vote on the following proposals;

1. To elect a new Board of Directors for Twin Faces to serve through the next year, (current nominations are for Michael
     Smolanoff, Stanley L. Teeple, and Bruce M. Taffet);

2. To reaffirm Beckstead and Watts, LLP as auditors for the next year.

3. To transact such other business as may properly come before the Annual meeting or any adjournment or postponement.

     The Board of Directors has specified December 31, 2002, at the close of business, as the record date for the purpose of determining the shareholders who are entitled to receive notice of and to vote at the Annual meeting. A list of the shareholders entitled to vote at the Annual meeting will be available for examination by any shareholder at the Annual meeting. For 10 days prior to the Annual meeting, this shareholder list will also be available for inspection by shareholders at our corporate offices at 94 Arthur Hills Court, Henderson, Nevada during ordinary business hours.

     Please   read  the  proxy  statement  and  other   materials
concerning Twin Faces East Entertainment Corporation, which are mailed with this notice, for a more complete statement regarding the Proposals to be acted upon at the Annual meeting.

     Whether or not you plan to attend the Annual meeting, please take the time to vote on the Proposals submitted by completing and mailing the enclosed proxy card to us. Please sign, date and mail your proxy card indicating how you wish to vote. If you fail to return your proxy card, the effect will be a vote against the Proposals.

                                   Sincerely,


                                   Michael Smolanoff
                                   PRESIDENT

     The Proposals voted upon have not been approved or disapproved by the Securities and Exchange Commission (the "SEC") or any state securities regulators nor has the SEC or any state securities regulator passed upon the fairness or merits of the Proposals or upon the accuracy or adequacy of the information contained in this proxy statement. Any representation to the contrary is unlawful.

     This proxy statement is dated January 16, 2003, and is first being mailed to Twin Faces shareholders on or about January 21, 2003 to shareholders of record as of December 31, 2002.

                         TWIN FACES EAST
                    ENTERTAINMENT CORPORATION
                      94 Arthur Hills Court
                       Henderson, NV 89074
                         (702) 617-8832

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 TO BE HELD ON JANUARY 31, 2003

Dear Twin Faces Shareholder:

      We will hold the Annual meeting of Shareholders of Twin Faces East Entertainment Corporation on January 31, 2003, at 9:00 a.m., local time, at the Conference Room, Suite 115, 1850 E. Flamingo Rd., Las Vegas, Nevada 89119, for the following purposes:

     1. To elect a new Board of Directors for Twin Faces to serve through the next year, (current nominations are for Michael Smolanoff, Stanley L. Teeple, and Bruce M.
          Taffet);

     2. To reaffirm Beckstead and Watts, LLP as auditors for the next year.

     3.   To  transact  such other business as may properly  come
          before  the  Annual  meeting  or  any  adjournment   or
          postponement.

     The Board of Directors has determined that the Proposals are
fair   to,  and  in  the  best  interests  of,  the  Twin   Faces
shareholders and unanimously recommends that you vote "FOR" the Proposals.

      Only Twin Faces shareholders of record at the close of business on December 31, 2002 are entitled to notice of and to vote at the Annual meeting or any adjournment or postponement thereof. A complete list of the shareholders entitled to vote at the Annual meeting or any adjournments or postponements of the Annual meeting will be available at and during the Annual meeting.

          The information contained in this letter is only a summary of the actions to be voted on at the Annual Meeting and is not meant to be complete and exhaustive. You are encouraged to read the attached proxy statement, including its exhibits, in its entirety for further information regarding the proposals.

YOUR   VOTE  IS  IMPORTANT.  TO  ASSURE  THAT  YOUR  SHARES   ARE
REPRESENTED AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY TO THE COMPANY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT ANYTIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. IF YOU RETURN A PROXY WITHOUT SPECIFYING A CHOICE ON THE PROXY, THE PROXY WILL BE VOTED "FOR" THE PROPOSALS. IT MAY BE POSSIBLE FOR YOU TO VOTE IN PERSON AT THE ANNUAL

MEETING  EVEN  IF  YOU HAVE RETURNED A PROXY. PLEASE  REVIEW  THE
PROXY STATEMENT FOR MORE INFORMATION.

                         By Order of the Board of Directors


                         Michael Smolanoff
                         PRESIDENT

94 Arthur Hills Court
Henderson, NV 89014
January 16, 2003

                        TABLE OF CONTENTS

                                                             PAGE
SUMMARY OF PROPOSALS                                            1
     Date, Time and Place                                       1
     Purpose of the Meeting                                     1
     Shareholders Entitled to Vote                              1
     Vote Required                                              1
     Recommendation of Twin Faces' Board of Directors           1

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING              2

WHO CAN HELP ANSWER YOUR QUESTIONS                              3

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS      3

THE ANNUAL MEETING                                              4
     Time, Place and Date                                       4
     Purpose of the Meeting                                     4
          ITEM 1. Election of Directors                         4
          ITEM 2. Reaffirmation of auditors                     5
          ITEM 3. Transaction of other business                 5
     Record Date and Voting at the Annual Meeting               5
     Votes Required                                             5
     Solicitation and Proxy Solicitor                           5
     Revocation and Use of Proxies                              6
     Adjournments or Postponements                              6

AUDIT COMMITTEE (No Audit Committee Exists)                     6

CURRENT OFFICERS AND DIRECTORS                                  7
     Board of Directors Meetings                                8
     Insider Participation in Compensation Decision             8
     Board of Directors Report on Executive Compensation        8

EXECUTIVE COMPENSATION                                          8

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF            9

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE         9

SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING               9

OTHER MATTERS                                                  10

EXPENSES OF PROXY SOLICITATION                                 10

WHERE YOU CAN FIND MORE INFORMATION                            10

                      SUMMARY OF PROPOSALS

      This summary highlights selected information included in this proxy statement. This summary may not contain all of the information that is important to you. For a more complete understanding of the Proposals and the other information contained in this proxy statement, you should read this entire proxy statement carefully, as well as the additional documents to which it refers. For instructions on obtaining more information, see "Where You Can Find More Information."
Date,  Time and Place of Annual  January 31, 2003, at 9:00  a.m.,
Meeting Las Vegas time, at the Conference Room, Suite 115, 1850 East Flamingo Rd., Las Vegas, Nevada, ("the Annual Meeting"). (See "INTRODUCTION")

Purpose of the Meeting           1.To   elect  a  new  Board   of
                                   Directors  for Twin  Faces  to
                                   serve  through the next  year,
                                   (current nominations  are  for
                                   Michael Smolanoff, Stanley  L.
                                   Teeple, and Bruce M. Taffet);
                                 2.To   reaffirm  Beckstead   and
                                   Watts,  LLP  as  auditors  for
                                   the next year.
                                 3.To    transact   such    other
                                   business as may properly  come
                                   before  the Annual meeting  or
                                   any       adjournment       or
                                   postponement.

Shareholders Entitled to Vote    Only Twin Faces shareholders  of
                                 record  at 5:00 p.m., Las  Vegas
                                 time  on  December 31, 2002  are
                                 entitled  to notice  of  and  to
                                 vote at the Annual Meeting.

Vote Required                    Under  Nevada law, the Proposals
                                 at  the  Annual meeting  require
                                 the   affirmative  vote  of  the
                                 holders  of  a majority  of  the
                                 Twin    Faces    Common    Stock
                                 outstanding   and  entitled   to
                                 vote.  (See "Introduction,"  and
                                 "The  Proposal-Vote  Required.")
                                 The  officers  and directors  of
                                 Twin  Faces control an aggregate
                                 of  4,262,500 shares  of  common
                                 stock out of a total 8,527,  348
                                 issued and outstanding.

Recommendation of the Board  of
Directors of Twin Faces          Our   Board  of  Directors   has
                                 determined  that  the  Proposals
                                 are  advisable and in  the  best
                                 interests of Twin Faces and  our
                                 shareholders   and   that    the
                                 Proposals   are  fair   to   our
                                 shareholders.   Our   Board   of
                                 Directors  recommends  that  you
                                 vote   "FOR"  adoption  of   the
                                 Proposals.

       QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

WHAT DOES OUR BOARD OF DIRECTORS RECOMMEND?

     Our Board of Directors recommends that you vote "FOR" adoption of the Proposals. Our Board of Directors has determined that the Proposals are advisable and in the best interests of Twin Faces and our shareholders and that the Proposals are fair to our shareholders.

     Our Board of Directors has approved and recommended adoption of the Proposals.

IF MY SHARES OF TWIN FACES COMMON STOCK ARE HELD IN "STREET NAME"
BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

      No. The law does not allow your broker to vote your shares of Twin Faces common stock on the Proposals at the Annual meeting without your direction. You should follow the instructions from your broker on how to vote your shares. Shares that are not voted because you do not instruct your broker are called "broker non-votes," and will have the effect of a vote "AGAINST" the Proposals.

IF  I SEND IN MY PROXY CARD BUT DO NOT INDICATE MY VOTE, HOW WILL
MY SHARES BE VOTED?

      If you sign and return your proxy card but do not indicate how to vote your shares at the Annual meeting, the shares represented by your proxy will be voted "FOR" the Proposals.

WHAT IF I DON'T RETURN MY PROXY CARD?

      Since it takes a majority of the shares outstanding to approve the Proposals, not returning your proxy card is the same as voting against the Proposals.

WHAT SHOULD I DO NOW TO VOTE AT THE ANNUAL MEETING?

      Sign, mark and mail your proxy card indicating your vote on the Proposals in the enclosed return envelope as soon as possible, so that your shares of Twin Faces common stock can be voted at the Annual meeting.

MAY I CHANGE MY VOTE AFTER I MAIL MY PROXY CARD?

      Yes. You may change your vote at any time before your proxy is voted at the Annual meeting. You can do this in one of three ways:

* You can send Twin Faces a written statement that you revoke your proxy, which to be effective must be received prior to the vote at the Annual meeting;
* You can send Twin Faces a new proxy card prior to the vote at the Annual meeting, which to be effective must be received by Twin Faces prior to the vote at the Annual meeting; or
* You can attend the Annual meeting and vote in person. Your attendance alone will not revoke your proxy. You must attend the Annual meeting and cast your vote at the Annual meeting.

      Send any revocation of a proxy or new proxy card to the attention of the Corporate Secretary at Twin Faces, 94 Arthur Hills Court, Henderson, Nevada 89074 (702) 617-8832. If your shares are held in street name, you must follow the directions provided by your broker to vote your shares or to change your instructions.

               WHO CAN HELP ANSWER YOUR QUESTIONS

     If you have more questions about the Proposals or would like additional copies of the proxy statement, you should contact:

            Twin Faces East Entertainment Corporation
                      94 Arthur Hills Court
                       Henderson, NV 89074
             Attention: Michael Smolanoff, President
                Telephone Number: (702) 617-8832

                 CAUTIONARY STATEMENT CONCERNING
                   FORWARD-LOOKING STATEMENTS

     This proxy statement and the documents to which we refer you to in this proxy statement may contain forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including:

*    our financial performance and projections;
*    our growth in revenue and earnings; and
*    our business prospects and opportunities.

      You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as "may," "will," "should," "expects," "anticipates," "contemplates," "estimates," "believes", "plans," "projected," "predicts," "potential" or "continue" or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including

* our ability to retain the business of our significant customers;
* our ability to keep pace with new technology and changing market needs;
* our ability, upon completion of the merger, to obtain capital; and
*    the competitive environment of our business.

      These and other factors may cause our actual results to differ materially from any forward-looking statement.

     Forward-looking statements are only predictions. The forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this proxy statement, the documents to which we refer you and other statements made from time to time by us or our representatives, might not occur.

                       THE ANNUAL MEETING

TIME, PLACE AND DATE

      We are furnishing this proxy statement to Twin Faces shareholders in connection with the solicitation of proxies by the Twin Faces Board of Directors for use at the Annual meeting of shareholders of Twin Faces to be held on January 31, 2003, at 9:00 a.m., local time, at the Conference Room, Suite 115, 1850 East Flamingo Rd., Las Vegas, Nevada, or any adjournment or postponement thereof, pursuant to the enclosed Notice of Annual Meeting of Shareholders.

PURPOSE OF THE MEETING

     At the Annual meeting, holders of Twin Faces common stock of record as of the close of business on December 31, 2002 will be eligible to vote upon:

ITEM 1.   Election of Directors:

     Our shareholders elect the members of the Board of Directors annually. Current nominations are for Michael Smolanoff, Stanley
L. Teeple and Bruce M. Taffet. The nominees have consented to their nomination to the Board of Directors, and will serve if elected. However, if any nominee should become unable or unwilling for good cause to serve for any reason, proxies may be voted for another person nominated as a substitute by the Board of Directors, or the Board of Directors may reduce the number of Directors.

THE  BOARD  OF  DIRECTORS RECOMMENDS A VOTE FOR THE  ELECTION  OF
MICHAEL SMOLANOFF, STANLEY L. TEEPLE AND BRUCE M. TAFFET.

ITEM 2. Reaffirm the appointment of Beckstead and Watts, LLP as auditors for the next year:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REAFFIRMATION OF
BECKSTEAD AND WATTS, LLP AS AUDITORS FOR THE NEXT YEAR.

ITEM 3.   Transaction of other business:

     The Company may transact such other business as may properly come before the Annual meeting or any adjournment or postponement thereof, however, the Board of Director's knows of no matters, other than those outlined above, that will be presented for action at the Annual Meeting.

RECORD DATE AND VOTING AT THE ANNUAL MEETING

      The Board of Directors has fixed the close of business on December 31, 2002, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual meeting and any adjournments and postponements of the Annual meeting. On that day, there were 8,527,348 shares of Twin Faces common stock outstanding, which shares were held by approximately 48 shareholders of record. Holders of Twin Faces common stock are entitled to one vote per share.

      A majority of the issued and outstanding shares of Twin Faces common stock on the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual meeting. If a quorum is not present, the Annual meeting may be adjourned from time to time, until a quorum is present. Abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum at the Annual meeting for the transaction of business.

VOTES REQUIRED

      Approval of any Proposal requires the affirmative vote of holders of a majority of the outstanding shares of Twin Faces common stock entitled to vote at the Annual meeting. A failure to vote or a broker non-vote will have the same legal effect as a vote cast against approval of any Proposal.

       Brokers, and in many cases nominees, will not have discretionary power to vote on the Proposals to be presented at the Annual meeting. Accordingly, beneficial owners of shares must instruct their brokers or nominees how to vote their shares at the Annual meeting.

SOLICITATION AND PROXY SOLICITOR

      Twin Faces will bear all expenses of the solicitation of proxies in connection with this proxy statement, including the cost of preparing and mailing this proxy statement. Twin Faces will reimburse brokers, fiduciaries, custodians and their nominees for reasonable out-of-pocket expenses incurred in sending this proxy statement and other proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of Twin Faces common stock. Twin Faces shareholder proxies may be solicited by directors, officers and employees of Twin Faces strictly through the mailing of the proxy statement only.

REVOCATION AND USE OF PROXIES

      The enclosed proxy card is solicited on behalf of the Twin Faces Board of Directors. A shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) delivering a written notice revoking the proxy to Twin Faces before the vote at the Annual meeting; (ii) executing a proxy with a later date and delivering it to Twin Faces before the vote at the Annual meeting; or (iii) attending the Annual meeting and voting in person. Any written notice of revocation should be delivered to the attention of the Corporate Secretary at Twin Faces, 94 Arthur Hills Court, Henderson, NV 89014. Attendance at the Annual meeting without casting a ballot will not, by itself, constitute revocation of a proxy.

     Subject to proper revocation, all shares of Twin Faces common stock represented at the Annual meeting by properly executed proxies received by Twin Faces will be voted in accordance with the instructions contained in such proxies. Executed, but unmarked, proxies will be voted "FOR" approval of the Proposals.

ADJOURNMENTS OR POSTPONEMENTS

     Although it is not expected, the Annual meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment or postponement of the Annual meeting may be made without notice, other than by an announcement made at the Annual meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual meeting, whether or not a quorum exists. Any adjournment or postponement of the Annual meeting for the purpose of soliciting additional proxies will allow Twin Faces shareholders who have already sent in their proxies to revoke them at any time prior to their use.

                         AUDIT COMMITTEE

      The Board of Directors, elected not to incur the expense of an Audit Committee. Therefore, at this time the Company does not have an Audit Committee.

                 CURRENT OFFICERS AND DIRECTORS

   The directors are to be elected to the Board of Directors for one year to serve until the next annual meeting of shareholders and until their successors are elected and qualified.

   The  following  table  sets forth information  regarding  each nominee.
Name                  Age    Current Positions and Offices With
                                         Twin Faces
Michael Smolanoff     60     President and Director
Stanley L. Teeple     54     Secretary/Treasurer and Director
Bruce N. Taffet       55     Director

     Michael Smolanoff, age 60, is Chief Executive Officer, President and Director of the Company since its inception. From 1993 to present, Dr. Smolanoff has been self employed selling scripts, articles, and music. Dr. Michael Smolanoff has over 30 years of experience in creative development fields. He is a Juilliard graduate and past professor at Rutgers University and Philadelphia Music Academy. He has written and produced a plethora of music albums, concerts, children's programs, and works for the theatre. He is listed in the International Who's Who of music, Who's Who in America, Men of Achievement, Outstanding Young Men of America, and the Dictionary of Distinguished Americans. He is the creator and developer of the "Pages of a Rabbit Journal" and responsible for contract development to place this animated series with the Fox Kids
Network as well as distribution agreements for placement into retail video stores nationwide. He is a member of the National Academy of Television Arts and Sciences, and the American Society of Composers, Authors and Publishers.

     Stanley L. Teeple, age 54, is COO, CFO, Secretary, Treasurer and Director of the Company from March, 1997 to present. From 1979 until present, Mr. Teeple has been President and Chief Executive Officer of Stan Teeple, Inc., a consulting firm specializing in business turnarounds. Stan had joined Dr. Smolanoff for development of the various assets and interests in the marketplace. Stan attended Business School at the University of Colorado and has a strong national brands corporate background. In Stan's 20 plus year career as a management consultant, sales and marketing consultant, and turnaround specialist and counts among his business specialties, entertainment, intellectual property licensing, food manufacturing, the travel industry and retailing of everything from apparel to fast food. His client list has included, United

Artists  Theatre  Circuit, General Mills, Inc., United  Airlines,
Inc.,  Kellogg's  USA,  Warner Lambert and Premiere  Innovations,
Inc.

     Bruce Taffet, age 55, is a Director of the Company since April 1998. From 1979 until present Mr. Taffet has worked as an executive with United Artists Theatre Circuit. From 1995 until present, Bruce has been Executive Vice President of United Artists Theatre Circuit. Mr. Taffet has approximately 30 years experience in the entertainment industry. Starting in 1969, Bruce was the owner/operator of the Orkin Taffet Theatres in Jackson, Mississippi. Mr. Taffet has served as an officer or director with the National Association of Theatre Operators, National Association of Concessionaires, Variety Club of America, The 2% Club, and MPP Pioneers.

     There are no family relationships between any of the above persons

     Executive officers are to be elected by the Board of Directors of Twin Faces at its meeting of directors held immediately following the Annual meeting of shareholders to serve for the ensuing year or until their successors have been elected. There are no arrangements or understandings between any officer and any other person pursuant to which the officer is to be elected.

BOARD OF DIRECTORS MEETINGS

      The Board of Directors of Twin Faces met three times during the fiscal year ended December 31, 2002.

REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee (the "Compensation Committee") is made up of Chairman and Outside Director Bruce M. Taffet, and
R.H. Casto, the largest outside investor in the company.

SCOPE OF AUTHORITY

     The Compensation Committee is responsible for determining and administering the compensation to be paid to the "executive officers" of the Company, as that term is defined in the rules and regulations under the Securities Exchange Act of 1934. The Compensation Committee is charged with responsibility for the formation and administration of any plan involving the capital stock of the Company regardless of the level of employees for whose benefit the plan is or was created.

OBJECTIVES

     All policies, plans and actions of the Compensation Committee are formulated or taken with the goal of maximizing shareholder value by aligning the financial interests of the executive officers with those of the Company's shareholders. This is done through a combination of salary, short-term incentive compensation and long-term incentive compensation such as the granting of options to acquire additional equity in the Company.

BOARD OF DIRECTORS REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal levels necessary to retain and compensate the officers of the company for their activities on the Company's behalf.

                     EXECUTIVE COMPENSATION

     The compensation which the Company accrued or paid to the Officers for services in all capacities and for the fiscal years indicated, was as follows:

                                              Accumulati
    Name and Principal      Year     Paid         ve      Other
         Position                              Accrual
Michael         Smolanoff,  1998      $0       $64,000      0
President
                            1999    $50,376    $77,624      0
                            2000      $0       $180,000     0
                            2001      $0          $0        0
                            2002      $0       $140,400     0

Stanley     L.     Teeple,  1998      $0       $68,800      0
Secretary/Treasurer
                            1999    $50,376    $87,224      0
                            2000      $0       $180,000     0
                            2001      $0          $0        0
                            2002      $0       $190,400     0

         VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      The following table sets forth the beneficial ownership of the Company's common stock of each beneficial owner of more than 5% of the common stock, director, officer, and all directors and officers of the Company as a group:

                                   Amount and            Options or
                                    Nature of   Percent    Other
  Title of   Name and Address of   Beneficial     of     Beneficial
    Class    Beneficial Owner(1)    Ownership    Class   Owners(2)(
                                                             3)



  Common    Michael Smolanoff        2,125,500      25%     200,000
            888 Holmdel Rd                                (options)
            Holmdel, NJ 07733

  Common    Stanley L. Teeple        1,988,000      23%     200,000
            94 Arthur Hills Court                         (options)
            Henderson, NV 89014

  Common    Bruce M. Taffet            149,000       2%      50,000
                                                          (options)
  Common    Directors         and    4,262,500      50%     450,000
            Officers
            as a group

(1)Addresses are furnished only for those beneficial owners of 5% or more of the Company's Common Stock.
(2)All beneficial owners have sole voting and investment power over all of the shares they own, except as indicated in column five and these footnotes. As to the amounts indicated in column five, "option" shares represent shares, which the shareholder may acquire.
(3) The amounts in column three include the amounts in column five.

     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding ten percent (10%) or more of the Company's Common Stock must report on their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established. The Company believes that all reports required to be filed by Section 16(a) were filed on a timely basis.

        SHAREHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

     Qualified shareholders who want to have proposals presented at the 2002 annual meeting must deliver them to the Company by July 1, 2003, in order to be considered for inclusion in next year's proxy statement and proxy.

                          OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors does not intend to bring any other business before the Annual meeting of Twin Faces shareholders and, so far as is known to the Board of Directors, no matters are to be brought before the Annual meeting except as specified in the notice of Annual meeting. However, as to any other business that may properly come before the Annual meeting, the proxy holders intend to vote the proxies in respect thereof in accordance with the recommendation of the Board of Directors.

                 EXPENSES OF PROXY SOLICITATION

     The principal solicitation of proxies will be made by mail. However, certain officers of the Company, none of whom will be compensated therefore, may solicit proxies by letter, telephone or personal solicitation. Expense of distributing this Proxy Statement to shareholders, which may include reimbursements to banks, brokers, and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by Twin Faces.

               WHERE YOU CAN FIND MORE INFORMATION

     Twin Faces files Annual, quarterly and Annual reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information that Twin Faces files with the Securities and Exchange Commission at the Securities and Exchange Commission's website at "http://www.sec.gov."

     Shareholders may obtain documents by requesting them in writing or by telephone from the Twin Faces at the following address:

            TWIN FACES EAST ENTERTAINMENT CORPORATION
                      94 Arthur Hills Court
                       Henderson, NV 89074
                         (702) 617-8832

     You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated January 16, 2003. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date.

                         TWIN FACES EAST
                    ENTERTAINMENT CORPORATION
                              PROXY

                 Annual Meeting of Shareholders
                        January 31, 2003

The undersigned appoints The Board of Directors of Twin Faces East Entertainment Corporation with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Twin Faces East Entertainment Corporation, to be held January 31, 2003, beginning at 9:00 a.m., Pacific Time, at the Greystone Office Complex Conference Room located at 1850 E. Flamingo Rd, #115, Las Vegas, Nevada and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Shareholders dated December 31, 2002, a copy of which has been received by the undersigned, as follows:

1.   Vote ?                        Withhold Vote  ?

for the election of the following three nominees as directors of the Company, to serve until the next annual meeting and until their successors are elected and qualify: Dr. Michael Smolanoff, Stanley L. Teeple and Bruce M. Taffet. Please indicate the names of those for whom you are withholding your vote:





2. In his discretion, upon any other matter that may properly come before the meeting or any adjournment hereof.

THIS  PROXY  WILL  BE  VOTED  IN  ACCORDANCE  WITH  THE  SPECIFIC
INDICATIONS  ABOVE.   IN  THE ABSENCE OF SUCH  INDICATIONS,  THIS
PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF  THE
MATTERS SET FORTH ABOVE.


Date ________, 2003                Number of Shares _________


Please sign exactly as
your name appears on
your stock certificate(s).
If your stock is issued in    Signature
the names of two or more      Print Name Here:
persons, all of them must
sign this proxy.  If signing
in representative capacity,
please indicate your title.
                              Signature
                              Print Name Here:

  PLEASE SIGN AND RETURN THIS PROXY PRIOR TO JANUARY 31, 2003.

                              Mail To:
                              Securities Law Institute
                              1850 E. Flamingo Rd #111
                              Las Vegas, Nevada 89119